Marathon Patent Group

Investor Presentation
July 2014

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of Marathon Patent Group ("MPG" or "Marathon") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities law of the United States, we do not intend to update any of the forward-looking statement to conform these statements to actual results.

Forecast

All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable.

Marathon - Overview

Overview

- Patent acquisition and monetization company
  - As of 7/7/2014, Marathon subsidiaries collectively own 128 patents and contract rights for 10 patents
- Generate revenue and profits through diverse licensing programs across multiple industries
- Commenced initial licensing campaign during Q2 2013; currently have 100+ potential licensees
- Q1 2014: $2.78M in revenues; achieved EBITDA profitability (non-GAAP)
- Strong patent acquisition pipeline; proprietary process to value patent assets; scalable business model
- Experienced management team with track record of success in patent asset monetization

Equity Snapshot – 7/7/14

Exchange/ Ticker:	OTCQB: MARA
Common Shares:	5.6 million
Equity Market Capitalization:	$63.0 Million
Share Price (7/7/14):	$11.25
Average Daily Volume (3 Mo.):	18,470 shares
Commenced Operations:	November 2012

Marathon's Business Model

- Proprietary process for valuing patent assets
- Highly scalable hybrid model allows for concurrent multiple revenue streams without significant increases in overhead
- Eleven (11) current subsidiaries with active enforcement campaigns
- Through June 30, 2014, seven (7) subsidiaries have begun to generate revenue
- Outsourced network of expert third-party consultants enable Marathon to efficiently tailor expenditure on patent evaluation, acquisition and enforcement processes & maximize profitability
- Over the last 4 quarters through 3/31/14, quarterly operational costs (cash) averaged approximately $0.9 million
- Gross margins typically 45-55%
- Diversified base of licensing and enforcement campaigns can provide stable quarterly revenue; also allows for potential "blue sky" revenue generation

Patents by Geography


51%
49%
United States
Foreign

Portfolios by Technology Sector & Number of Patents


Medical Tech 7%
Multicasting 1%
Intel. Search 2%
Collaborative Systems 2%
Packet Switching Networks 2%
Auto Related Tech 15%
Data Trans. Processing 27%
Wireless Comm. 3%
Language Query 1%
ERP 3%
Mobile Handset Tech. 27%
PBX Networks 10%

Revenue Diversification


3
7
5
3
Q2: 2013
Q3: 2013
Q4: 2013
Q1: 2014
2
8
8
$1M+
$200K-$1M
<$200K
Number of Licenses Each Quarter
Number of Licenses by Size

Enforcement Stage at Time of Acquisition


38%
62%
Pre-Enforcement Commencement
Post-Enforcement Commencement

Financial Performance: Non-GAAP Profitability with Strong Balance Sheet

		Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014
Revenues		$1.5M	$0.7M	$1.2M	$3.4M	$2.8M
GAAP Net Income (Loss)		($0.8)M	($0.9)M	($1.1)M	($3.5)M	($0.3)M
Non-GAAP Let Income (Loss)		($0.1)M	($0.1)M	($0.3)M	($0.9)M	$0.9M
Non-GAAP EPS		($0.02)	($0.02)	($0.07)	($0.16)	$0.16
Cash Balance		$6.4M	$5.9M	$3.6M	$3.6M	$5.4M
Debt		$0	$0	$0	$0	$0
Patent Investments		$1.9M	$1.1M	$1.7M	$4.7M	NA

Financial Results Fuels Increase in Stock Price

Year-to-date MARA has Outperformed its Peers & the Russell 2000 Small Cap Index


100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
1/1/2014
1/27/2014
2/22/2014
3/20/2014
4/15/2014
5/11/2014
6/6/2014
7/2/2014
MARA +84.7%
ACTG +30.3%
TSRA +15.2%
^RUS +5%

Comparable Analysis

(U.S. Dollars in millions, except per share data)

Company Name	Ticker	Stock Price 7/7/2014	LTM Price Change	52 Week Price Range High	52 Week Price Range Low	Equity Market Capitalization	Equity Market Capitalization/ LTM Revenue	Enterprise Value	Shares Outstanding	Cash & Equivalents
Marathon Patent Group, Inc.	**MARA**	**11.25**	**149.39%**	**11.75**	**4.16**	**63.0**	**10.2**	**57.6**	**5.6**	**5.4**
Acacia Research Corporation	ACTG	17.72	-24.01%	25.74	12.23	887.1	13.4	658.1	50.1	229.0
CopyTele, Inc.	COPY	0.31	16.98%	0.48	0.16	68.3	45.7	72.3	220.4	2.7
InterDigital, Inc.	IDCC	47.82	24.01%	49.10	26.25	1,934.5	5.8	1,460.9	40.5	684.6
Parkervision Inc.	PRKR	1.38	-70.76%	7.78	1.21	133.5	NM	108.1	96.7	25.3
Tessera Technologies Inc.	TSRA	22.36	3.42%	23.91	17.60	1,195.5	5.2	816.4	53.5	379.0
Unwired Planet, Inc.	UPIP	2.18	6.34%	2.44	1.26	239.8	2,821.2	213.6	110.0	51.0
VirnetX Holding Corp	VHC	15.90	-16.14%	25.49	12.10	819.2	380.3	788.2	51.5	30.9
Wi-Lan Inc.	WILN	3.16	-29.15%	4.75	2.85	379.2	4.0	284.5	120.0	142.4

Company Name	Ticker	P/E			EV / Revenue			EV / EBITDA		
		FY2013	FY2014	FY2015	FY2013	FY2014	FY2015	FY2013	FY2014	FY2015
Marathon Patent Group, Inc.	**MARA**	**NM**	**NA**	**NA**	**16.9x**	**NA**	**NA**	**NM**	**NA**	**NA**
Acacia Research Corporation	ACTG	NM	NM	15.1x	5.0x	7.4x	2.9x	47.7x	NM	12.5x
CopyTele, Inc.	COPY	NM	15.5x	3.4x	NM	3.6x	1.6x	NM	15.1x	3.5x
InterDigital, Inc.	IDCC	52.0x	18.0x	17.7x	4.5x	3.7x	3.7x	12.3x	6.8x	9.7x
Parkervision Inc.	PRKR	NM	NM	NM	NA	NM	NM	NM	NM	NM
Tessera Technologies Inc.	TSRA	NM	16.7x	32.4x	4.8x	3.5x	5.1x	24.2x	8.8x	22.4x
Unwired Planet, Inc.	UPIP	NM	NM	NM	NM	6.6x	26.7x	NM	NA	NA
VirnetX Holding Corp	VHC	NM	NM	45.4x	NM	143.3x	19.7x	NM	NA	NA
Wi-Lan Inc.	WILN	NM	6.9x	6.4x	3.2x	3.1x	2.7x	4.8x	5.1x	4.5x
Average		**52.0x**	**14.3x**	**20.1x**	**6.9x**	**24.5x**	**8.9x**	**22.2x**	**8.9x**	**10.5x**
Median		**52.0x**	**16.1x**	**16.4x**	**4.8x**	**3.7x**	**3.7x**	**18.2x**	**7.8x**	**9.7x**

Source: Company filings and First Call consensus estimates as of July 7, 2014.

Case Study – Dynamic Advances

- Researchers at Rensselaer Polytechnic Institute ("RPI") in NY were granted US Patent 7,177,798 ('798 patent) titled "Natural language interface using constrained intermediate dictionary of results"
- RPI sold exclusive license to Dynamic Advances (a private LLC)
- RPI and Dynamic Advances filed a complaint for patent infringement alleging that Apple infringes and has infringed the '798 patent - Among the infringement contentions asserted by plaintiffs are claims that Apple's Siri personal assistant infringes one or more claims of the '798 Patent.
- Markman Hearing held on April 14, 2014 (claim construction)
- Apple's first of three total petitions requesting *inter partes* review (IPR) was denied on April 15, 2014
- **Marathon's wholly-owned subsidiary acquired Dynamic Advances on May 1, 2014**
- On June 12, 2014, Apple's second and third petitions requesting *inter partes* review (IPR) were denied, additionally on June 12, 2014, the Markman Ruling was issued
- Trial is expected to occur in Q1 or Q2 2015

Relationship with IPNav – A Virtuous Cycle

Acquisition Pipeline
IPNav helps uncover patent acquisition opportunities for Marathon from a large and diverse group of sources

Patent Portfolio Evaluation
IPNav's platform aids Marathon in due diligence, valuation, enforcement, litigation and licensing services


MARATHON
IP
NAV

New Revenue Stream
Opus Analytics (subsidiary of Marathon) has exclusive license to sell subscriptions to Opus (proprietary patent analytics tool)

Strong Track Record of Success
IPNav's proprietary platform boasts over 600 IP transactions and more than $500 million in direct licensing revenue to its customers

Opus Analytics: New Emerging Revenue Stream

- Opus – IP analytics platform developed for IPNav
  - Target launch date Q3 2014
  - 50/50 revenue split Marathon and IPNav

- Target Market: finance, legal, and IP professionals
  - Financial professional / investor
  - IP and Legal professional

OPUS

Experienced Management Team with Track Record of Success

Doug Croxall – CEO & Chairman

- Previously CEO & owner of LVL Patent Group, a patent enforcement entity
- Chairman & CEO of Firepond (NASDAQ: FIRE), a configuration software company with a patent portfolio enforced by IPNav for approximately $100 million in gross revenues
- Previously employed by Motorola & KPMG
- MBA, Pepperdine University 1995; BA, Purdue University 1991

Frank Knuettel II – CFO

- Previously the Managing Director and CFO of Greyhound IP, a patent enforcement entity
- CFO of IP Commerce, InfoSearch Media and Internet Machines
- Previously board member and Audit Chair of Firepond
- MBA, Wharton 1993; BA, Tufts University 1988

Jim Crawford – COO

- Previously CIO Hipcricket
- Experienced in public company compliance, advanced hardware/software/network administration
- Named inventor on several patents pending with the USPTO

Doug Bender – SVP Engineering

- Previously the SVP Engineering and IP Development at Hipcricket
- 25 years of engineering, executive management and intellectual property
- Inventor & author of more than 75 patents in communications, IP telephony, and IT markets
- BS Computer Science, California Polytechnic University San Luis Obispo

John Stetson – EVP & Director

- Served as CFO of MPG and MPG's predecessor company, American Strategic Minerals
- Investment Analyst for Heritage Investment Group
- Corporate Finance division of Toll Brothers (TOL)
- BA in Economics, University of Pennsylvania

Popular Misconceptions about Patent Enforcement – Our Observations*

Misconception	Truth
▪ PAEs ("Patent Assertion Entity") negatively impact the economy and job growth and stifle innovation.	▪ PAEs protect the rights of small companies, individual inventors and universities, helping ensure a vibrant & inventive economy. Further, only 20% of patent litigations involve an PAE.
▪ PAEs "shake-down" defendants with frivolous suits.	▪ Rule 11 penalizes bad actions and protects against those who frivolously assert their patents.
▪ Patents are not "real assets" and therefore are not as valuable as real property.	▪ Patent rights are property rights enshrined in the U.S. Constitution.
▪ Pending regulatory issues are a threat to the business model of PAEs.	▪ Patent reform removed from consideration in Congress; additional near-term reform efforts highly unlikely.

* Set forth is what we believe are the misconceptions and truths about patent enforcement

Perceived Investment Risks and Mitigants – Our Observations*

Perceived Risks	Mitigants
▪ Litigation risk and uncertainty of revenue timing	▪ Less than 1% of Marathon enforcement campaigns have gone to trial
▪ Unfavorable regulatory environment	▪ Patent reform stalled in Senate; near-term reform unlikely
▪ Lumpy/inconsistent revenue stream	▪ Patent portfolio diversity; multiple concurrent enforcement campaigns
▪ Inadequate patent acquisition opportunities	▪ Proprietary relationship with IPNav source for patent acquisition
▪ Key man risk due to few Marathon employees	▪ Highly detailed proprietary process maps provide operational continuity

* Set forth is what we believe are the perceived risks and mitigants of patent enforcement

Investment Highlights

- Diversification within the asset class:
  - Number of patent portfolios;
  - Across varying industries;
  - Covering multiple technology areas;
  - Generating different frequency and amount of revenue, and;
  - Stage at which Marathon invests / acquires the assets
- Proprietary process to value patent assets with deep pipeline of opportunities
- Strategic relationship with IPNav provides a source of competitive advantage
- Highly scalable business model with strong operating leverage
- Strong recent financial performance with operational momentum
- Opus expected to launch during Q3 2014
- Experienced management team with track record of success

Appendix

Non-GAAP Reconciliation

INFORMATION ABOUT NON-GAAP FINANCIAL MEASURES. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America. To supplement our consolidated financial statements prepared and presented in accordance with GAAP, this presentation includes financial measures, including (1) non-GAAP net income and (2) non-GAAP Earnings Per Share ("EPS"), that are considered non-GAAP financial measures as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for internal financial and operational decision making purposes and as a means to evaluate period-to-period comparisons of the performance and results of operations of our core business. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our core business by excluding non-cash stock compensation charges, non-cash patent amortization charges and excess benefit related non-cash tax expense, that may not be indicative of our recurring core business operating results. These non-GAAP financial measures also facilitate management's internal planning and comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and are used by our institutional investors and the analyst community to help them analyze the performance and operational results of our core business.

Reconciliation of GAAP Net Income (Loss) and EPS to Non-GAAP Net Income (Loss) and EPS (In thousands, except share and per share data)

		Three Months Ended June 30, 2013		Three Months Ended September 30, 2013		Three Months Ended December 31, 2013		Full Year Ended December 31, 2013		Three Months Ended March 31, 2014
GAAP net Income (loss)	$	(810,499)	$	(935,320)	$	(1,098,980)	$	(3,450,335)	$	(281,606)
AmortizationExpense	$	469,383	$	495,291	$	325,370	$	1,307,591	$	635,211
Non-cash stock compensation expense	$	257,913	$	306,333	$	466,854	$	1,240,208	$	499,063
Depreciation	$	833	$	833	$	1,417	$	3,360	$	1,417
Non-GAAP Net Income (loss)	$	(82,370)	$	(132,863)	$	(305,339)	$	(899,176)	$	854,085
Pro forma non-GAAP net earnings (loss) per common share - diluted	$	(0.02)	$	(0.02)	$	(0.07)	$	(0.16)	$	0.16